Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets
Goodwill and Intangible Assets

Note 6 - Goodwill and Intangible Assets

Goodwill

There were no changes in the goodwill balance in 2012 or 2011. ChoiceOne engaged an outside consulting firm to assist management in performing its annual evaluation of goodwill for impairment as of June 30, 2012. The following steps were used in the valuation: determination of the reporting unit, determination of the appropriate standard of value, determination of the appropriate level of value, calculation of fair value, and comparison of the fair value computed to the equity carrying value. It was determined that the relevant reporting unit to be valued was ChoiceOne Bank. The standard of value used in the valuation was fair value as determined by generally accepted accounting principles. The appropriate level of value was determined to be the controlling interest level. The appraisal methodology used to calculate the fair value included the income approach, which was a discounted cash flow value based on projected earnings capacity. The income approach used a discount rate of 12.50%, a growth assumption of 1.8% for assets for the first year and 2.0% in subsequent years, and an assumption of cost savings of 20% of noninterest expense as a result of synergies and cost reductions from a change in control. The appraisal methodology also included the market approach, which was based on price-to-earnings multiples, price-to-tangible book value ratios, and core deposit premiums for selected bank sale transactions. The asset approach was also an approach that was reviewed, but it was not used in determining the fair value since it did not render a control level indication of value. The results from the valuation approaches were used to calculate an estimate of the fair value of ChoiceOne’s equity, which was compared to the carrying value of equity to determine whether the Step 1 test under generally accepted accounting principles that govern the valuation of goodwill was passed. The goodwill analysis determined that the fair value of ChoiceOne’s equity exceeded the carrying value by 10.8%. Based on this assessment, management believed that there was no indication of goodwill impairment at June 30, 2012. Based on the testing performed and a review of factors that might impact ChoiceOne’s stock value subsequent to the annual evaluation, no impairment of goodwill was deemed to exist as of December 31, 2012.

Acquired Intangible Assets

Information for acquired intangible assets at December 31 follows:

(Dollars in thousands)

	2012		2011
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Core deposit intangible	$4,134	$2,549	$4,134	$2,136
Other intangible assets	347	208	347	173
Totals	$4,481	$2,757	$4,481	$2,309

The core deposit intangible and other intangible assets are being amortized on a straight-line basis over ten years. Aggregate amortization expense was $448,000 for 2012, 2011 and 2010. The estimated amortization expense for the next four years ending December 31 is as follows:

(Dollars in thousands)

	Core Deposit Intangible	Other Intangible Assets	Total
2013	$413	35	448
2014	413	35	448
2015	413	35	448
2016	346	34	380
Total	$1,585	$139	$1,724